                                                                   EXHIBIT 99(c)


                              FORM OF ELECTION AND
                             LETTER OF TRANSMITTAL
                                 FOR SHARES OF
                               NORAM ENERGY CORP.
                                  COMMON STOCK


         This Form of Election and Letter of Transmittal (this "Form of Election") is to be used by record holders of common stock, par value $0.625 per share ("NorAm Common Stock"), of NorAm Energy Corp. ("NorAm") to make Consideration Elections (as defined below) with respect to the type of Merger Consideration (as defined below) to be received upon conversion of such holder's shares of NorAm Common Stock in the Transaction (as defined below), all as contemplated by the Agreement and Plan of Merger, dated as of August 11, 1996, as amended (the "Merger Agreement"), by and among Houston Industries Incorporated ("HI"), Houston Lighting & Power Company, a wholly owned subsidiary of HI ("HL&P"), HI Merger, Inc., a wholly owned subsidiary of HI ("Merger Sub"), and NorAm.

         Pursuant to the Merger Agreement, (i) HI will merge into HL&P (the "HI/HL&P Merger"), which will be renamed "Houston Industries Incorporated" ("Houston") and (ii) NorAm will merge into Merger Sub (the "NorAm Merger," and together with the HI/HL&P Merger, the "Basic Mergers"), as a result of which NorAm will become a wholly owned subsidiary of Houston. The Merger Agreement also provides that one of two alternative merger structures (the "Alternative Mergers") could be used rather than the Basic Mergers in certain circumstances. The term "Transaction" refers to the business combination between HI and NorAm, whether implemented using the Basic Mergers or one of the Alternative Mergers. Except as otherwise indicated, capitalized terms used but not defined herein have the meanings given to them in the Joint Proxy Statement/Prospectus dated October __, 1996 of HL&P, HI and NorAm relating to the Transaction (the "Joint Proxy Statement/Prospectus").

                  EXCHANGE AGENT:  ________________________

                  Delivery by overnight courier, by hand or by mail:
                        ___________________________________
                        ___________________________________
                        ___________________________________
                        Attention:  _______________________

                   CONFIRM BY TELEPHONE:  _________________


***************************************************************************
*                                                                         *
*  TO BE EFFECTIVE, THIS FORM OF ELECTION, TOGETHER WITH CERTIFICATES     *
*  FOR SHARES OF NORAM COMMON STOCK AND ANY OTHER DOCUMENTS REQUIRED      *
*  HEREBY, MUST BE RECEIVED BY THE EXCHANGE AGENT AT ITS ADDRESS SET      *
*  FORTH ABOVE PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE TRADING     *
*  DAY IMMEDIATELY PRECEDING THE CLOSING DATE OF THE TRANSACTION (THE     *
*  "ELECTION DEADLINE").                                                  *
*                                                                         *
***************************************************************************


         SHARES OF NORAM COMMON STOCK HELD BY A RECORD HOLDER OF NORAM COMMON STOCK (A "STOCKHOLDER") WHO DOES NOT TIMELY SUBMIT A PROPERLY COMPLETED FORM OF ELECTION WILL BE DEEMED BY HOUSTON, IN ITS SOLE AND ABSOLUTE DISCRETION, TO BE SHARES IN RESPECT OF WHICH EITHER CASH ELECTIONS OR STOCK ELECTIONS HAVE BEEN MADE. THE FILING OF A FORM OF ELECTION WILL NOT CONSTITUTE A WAIVER OF A STOCKHOLDER'S APPRAISAL RIGHTS. HOWEVER, STOCKHOLDERS WHO WITHDRAW OR FAIL TO PERFECT APPRAISAL RIGHTS WILL BE DEEMED TO HAVE MADE NO ELECTION AND THEIR SHARES OF NORAM COMMON STOCK WILL THEREFORE BE DEEMED BY HOUSTON, IN ITS SOLE AND ABSOLUTE DISCRETION, TO BE SHARES IN RESPECT OF WHICH EITHER CASH ELECTIONS OR STOCK ELECTIONS HAVE BEEN MADE, NOTWITHSTANDING ANYTHING TO THE CONTRARY INDICATED ON A FORM OF ELECTION. ANY STOCKHOLDER MAY AT ANY TIME PRIOR TO THE ELECTION DEADLINE CHANGE A PREVIOUSLY MADE ELECTION BY WRITTEN NOTICE TO THE EXCHANGE AGENT ACCOMPANIED BY A PROPERLY COMPLETED, LATER-DATED FORM OF ELECTION.

         DO NOT SEND THIS FORM OF ELECTION TO HL&P, HI OR NORAM.

         DELIVERY OF THIS FORM OF ELECTION AND CERTIFICATES REPRESENTING SHARES OF NORAM COMMON STOCK OTHER THAN TO THE EXCHANGE AGENT AT THE ADDRESS SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS FORM OF ELECTION WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED.

Ladies and Gentlemen:

         In accordance with the Merger Agreement, the undersigned, as the registered holder(s) of the certificates for shares of NorAm Common Stock listed below or the assignee(s) of such registered holder(s), hereby makes the Consideration Election(s) indicated below for the number of shares of NorAm Common Stock specified below. Such Consideration Election(s) is subject to the terms and conditions set forth in (i) the Joint Proxy Statement/Prospectus,
(ii) the Merger Agreement, a copy of which is attached as Appendix A to the Joint Proxy Statement/Prospectus, and (iii) the Instructions hereto.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT/ PROSPECTUS.

         The undersigned understands that delivery of the Merger Consideration corresponding to the Consideration Election(s) made hereunder will be made as promptly as practicable after the Effective Time, provided that surrender of certificates for NorAm Common Stock is made in acceptable form. The undersigned acknowledges that surrender is not made in acceptable form until the Exchange Agent has received this Form of Election, or a copy hereof, duly completed and signed, together, in the circumstances in which evidences of authority are required hereby, with all accompanying evidences of authority in satisfactory form to the Exchange Agent. Upon request, the undersigned will execute and deliver any additional document that Houston (or HL&P prior to the Effective Time) or the Exchange Agent reasonably deems necessary or appropriate in connection with the surrender of certificates for NorAm Common Stock or in connection with the exchange contemplated hereby. The undersigned also understands that delivery of certificates for surrendered NorAm Common Stock shall be made only to the Exchange Agent, and risk of loss and title to certificates for NorAm Common Stock shall pass only upon proper delivery of such certificates to the Exchange Agent.

         The undersigned represents that the undersigned has full authority to surrender the certificates for NorAm Common Stock surrendered hereby without restriction, and that, upon payment by Houston of the Merger Consideration for the shares represented by such certificates in accordance with the Consideration Election(s) indicated below, Houston will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. Subject to consummation of the Transaction, the undersigned hereby appoints __________________ as the undersigned's attorney-in-fact, with full power of substitution, for the purpose of causing the shares of NorAm Common Stock represented by the accompanying certificates to be converted into the Merger Consideration corresponding to the Consideration Election(s) made above and the instructions contained in this Form of Election. All authority conferred by this Form of Election and the surrender of the enclosed certificates for NorAm Common Stock are irrevocable, will bind the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will survive, and not be affected by, the death or incapacity of the undersigned.
If certificates for shares of NorAm Common Stock are not delivered herewith, there is furnished below a guarantee of delivery of such shares from a trust company organized in the United States or a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc.

         The undersigned understands that the purpose of the election procedure is to permit Stockholders to express their preferences for the type of Merger Consideration they wish to receive in the Transaction, provided that generally one-half of the outstanding shares of NorAm Common Stock will be exchanged for Stock Consideration and one-half of such shares (including Dissenting Shares) will be exchanged for Cash Consideration. Subject to the proration and the limitations described below and in the Merger Agreement, the Exchange Agent will honor the Stock Elections and Cash Elections made by Stockholders when it issues Stock Consideration and Cash Consideration after the Effective Time.

         The undersigned understands that in lieu of any fractional share of Houston Common Stock, Houston will pay to each former stockholder of NorAm who otherwise would be entitled to receive a fractional share of Houston Common Stock an amount equal to a pro rata portion of the net proceeds of the sale by the Exchange Agent of shares of Houston Common Stock representing the aggregate of all such fractional shares and the aggregate dividends or other distributions that are payable with respect to such shares of Houston Common Stock, if any.

         Unless otherwise directed by written instructions attached hereto, please issue one stock certificate for the shares of Houston Common Stock and/or one check for the cash portion of the Merger Consideration to which the undersigned is entitled, as the case may be. Unless otherwise specified under "Special Payment Instructions" or "Special Mailing Instructions" below, the undersigned requests that the undersigned's certificate and/or check, as the case may be, be issued in the name and mailed to the address of the undersigned as set forth below.

         Please complete the following boxes to indicate the NorAm Common Stock to which this Form of Election relates and the Consideration Election(s) made with respect to such NorAm Common Stock.

PLEASE READ THE INSTRUCTIONS SET FORTH AT THE END OF THIS FORM OF ELECTION CAREFULLY BEFORE COMPLETING THIS FORM OF ELECTION.

----------------------------------------------------------------------------------------------------------------
                            DESCRIPTION OF NORAM COMMON STOCK SURRENDERED
----------------------------------------------------------------------------------------------------------------
                                                                CERTIFICATE(S) BEING SURRENDERED
                                                            (ATTACH SEPARATE SCHEDULE IF NECESSARY)
                                                    ------------------------------------------------------------
           NAME(S) OF REGISTERED HOLDER(S)                                NUMBER OF SHARES
   AS SHOWN ON THE CERTIFICATE(S) AND ADDRESS(ES)       CERTIFICATE        REPRESENTED BY      NUMBER OF SHARES
             OF SUCH REGISTERED HOLDERS                   NUMBERS           CERTIFICATES         SURRENDERED*
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                      TOTAL SHARES:
----------------------------------------------------------------------------------------------------------------
* Unless otherwise indicated, the holder(s) of certificates will be deemed to have surrendered all of the shares represented by such certificates.
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CONSIDERATION ELECTION
--------------------------------------------------------------------------------

 Check one or more of the boxes below to make the indicated Consideration Election and specify the number of shares to which such Consideration Election applies:

  Cash Consideration  [ ]          Number of Shares ______________________

  Stock Consideration [ ]          Number of Shares ______________________

  No Preference       [ ]          Number of Shares ______________________

 IF NO BOX IS CHECKED, THE SHARES OF NORAM COMMON STOCK OF THE REGISTERED HOLDER(S) TO WHICH THIS FORM OF ELECTION RELATES WILL BE DEEMED BY HOUSTON, IN ITS SOLE AND ABSOLUTE DISCRETION, TO BE SHARES IN RESPECT OF WHICH EITHER CASH ELECTIONS OR STOCK ELECTIONS HAVE BEEN MADE.
--------------------------------------------------------------------------------

                   NOTE: ALL STOCKHOLDERS MUST SIGN HERE AND
                    ON THE ACCOMPANYING SUBSTITUTE FORM W-9

                                                      Dated              , 199
                                                            -------------     --
                                 SIGNATURE(S)
 SIGN
 HERE
     --------------------------------------------------------------------------

 ------------------------------------------------------------------------------
        (Signature(s) of Registered holder(s) or Authorized Signatory)

 Telephone Number
                 --------------------------------------------------------------
                             (Include Area Code)

 Must be signed above by registered holder(s) exactly as name(s) appear(s) on the certificate(s) to which this Form of Election relates as indicated above or by person(s) authorized to become registered holder(s). See Instruction 3. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see instruction 3(e).

 Name(s)
        -----------------------------------------------------------------------
                                 PLEASE PRINT

 Capacity (full title)
                      ---------------------------------------------------------

         SPECIAL PAYMENT INSTRUCTIONS                 SPECIAL MAILING INSTRUCTIONS
       (See Instructions 3(g), 4 and 7)                    (See Instruction 4)

    To be completed ONLY if the                 To be completed ONLY if the
  certificate(s) representing Houston          certificate(s) representing Houston
  Common Stock and any check(s) for Cash       Common Stock and any check(s) for the
  Consideration or cash issued in lieu of      Cash Consideration or cash issued in lieu
  fractional shares of Houston Common Stock    of fractional shares of Houston Common
  are to be issued in the name(s) of           Stock are to be mailed to an address
  someone other than the name(s) which         other than indicated above.
  appear above.
  ISSUE TO:                                    MAIL TO:

                 PLEASE PRINT                                 PLEASE PRINT
   (ATTACH SEPARATE SCHEDULE IF NECESSARY)
  Name:                                        Name:
        -----------------------------------         -------------------------------------

  Address:                                     Address:
          ---------------------------------            ----------------------------------


  -----------------------------------------    ------------------------------------------


  -----------------------------------------    ------------------------------------------
              (Include Zip Code)                           (Include Zip Code)
  Tax Identification or Social Security        Attention:
  Number(s) of Person(s) Named in this Box:              --------------------------------

  -----------------------------------------    [ ]  PLEASE CHECK BOX IF THIS IS A
                                                    PERMANENT ADDRESS CHANGE.
   (Also complete the Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED -- SEE INSTRUCTION 3(G))


 Authorized Signature(s)
                        -------------------------------------------------------

 Title
       ------------------------------------------------------------------------

 Name of Firm
              -----------------------------------------------------------------

 Dated                                                                   199
       ------------------------------------------------------------------   ---

         PLEASE RETURN THIS FORM OF ELECTION AND YOUR CERTIFICATE(S) REPRESENTING SHARES OF NORAM COMMON STOCK COVERED HEREBY TO THE EXCHANGE AGENT IN THE ENCLOSED ENVELOPE.



                             GUARANTEE OF DELIVERY

         (Not to be used for signature guarantee; to be used only if certificates are not surrendered herewith. See Instruction 5.)


The undersigned, which is either a trust company organized in the United States, a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., guarantees to deliver to the Exchange Agent the certificates for shares of NorAm Common Stock to which this Form of Election relates, no later than 5:00 p.m., New York City time, on the fourth business day after the Election Deadline.


-------------------------------------------------------------------------------
                            (Firm -- Please Print)

-------------------------------------------------------------------------------
                            (Authorized Signature)

-------------------------------------------------------------------------------
                 (Authorized Signature Name -- Please Print)

-------------------------------------------------------------------------------
                                  (Address)

-------------------------------------------------------------------------------
                   (Telephone Number, Including Area Code)

                          *IMPORTANT TAX INFORMATION*

         Please be advised that, regardless of whether you have previously furnished a taxpayer identification number (social security number for individual, or employer identification number for corporation(s)) (a "TIN") or the certification on Form W-9 with respect to dividend payments, you must again furnish this number, certified to be correct under penalties of perjury, to assure that backup withholding of 31% will not be implemented. Certification should be made to the Exchange Agent on the Substitute Form W-9 below. If the certificates representing shares of NorAm Common Stock covered by this Form of Election are registered in more than one name or are not registered in the name of the actual holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W- 9 for additional guidance on which number to report.

 SUBSTITUTE                PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT THE      Social Security Number or
 FORM W-9                  RIGHT AND CERTIFY BY SIGNING AND DATING BELOW, OR      Employer Identification Number
 Please fill in your       IF A TIN HAS NOT BEEN ISSUED TO YOU, PLEASE CHECK
 Name and Address:         THE BOX IN PART 3 BELOW.                               [                           ]
 -------------------
 -------------------
 -------------------

 DEPARTMENT OF TREASURY             PART 2 -- For payees exempt from backup withholding, see the enclosed
 PAYER'S REQUEST FOR TAXPAYER       Guidelines for Certification of Taxpayer Identification Number on
 IDENTIFICATION NUMBER (TIN)        Substitute Form W-9

 CERTIFICATION -- Under penalties of perjury, I certify that:
 (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and
 (2)  I am not subject to backup withholding under the provisions of Section 3406 of the Internal Revenue Code of 1986, as amended, either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return.
 However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                                                                                 PART 3
 SIGNATURE                                                                               Awaiting TIN [ ]
          ----------------------------------------------------------------
 DATE                   , 199_
      ------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Exchange Agent with a properly certified taxpayer identification number may be subject to a 31% backup withholding tax.


SIGNATURE  _______________________________     DATE ________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.

                                  INSTRUCTIONS

     1. GENERAL. This Form of Election is to be used by registered holders of NorAm Common Stock to make an election to receive Cash Consideration or Stock Consideration, or to indicate that they have no preference as to the form of Merger Consideration to be received (individually, a "Consideration Election" and, collectively, the "Consideration Elections") with respect to their shares of NorAm Common Stock in the Transaction under the Merger Agreement. When making elections, Stockholders should read carefully these Instructions and the information set forth in the Joint Proxy Statement/Prospectus. A properly completed and duly executed copy of this Form of Election, together with certificates for NorAm Common Stock, and any other documents required by this Form of Election must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the trading day immediately preceding the Closing Date (the "Election Deadline"). The shares of NorAm Common Stock held by a registered holder of NorAm Common Stock who does not submit a Form of Election with respect to those shares that is received by the Exchange Agent prior to the Election Deadline, or who indicates no preference as to the form of Merger Consideration to be received, will be deemed by Houston, in its sole and absolute discretion, to be shares in respect of which either Cash Elections or Stock Elections have been made. The method of delivery of this Form of Election, certificates for NorAm Common Stock and all other required documents to the Exchange Agent is at the option and risk of the electing holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Election Deadline. All Consideration Elections will be void and of no effect if the Transaction is not consummated and, in that event, certificates submitted in connection therewith will be returned to the persons submitting them.

     2. ELECTION AND SURRENDER BY HOLDER. Only a registered holder of NorAm Common Stock may make a Consideration Election and surrender certificates for the Merger Consideration corresponding to such Consideration Election. Any beneficial owner of NorAm Common Stock who is not the registered holder and who wishes to make a Consideration Election and surrender certificates should arrange with the registered holder to execute and deliver this Form of Election reflecting such Consideration Election or must, prior to completing and executing this Form of Election and delivering the certificates, either make appropriate arrangements to register ownership of the certificates in such beneficial owner's name or obtain a properly completed stock power from the registered holder.

     3. SIGNATURES ON THIS FORM OF ELECTION; STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     (a) If this Form of Election is signed by the registered holder of the certificates for NorAm Common Stock described above, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     (b) If any certificates for NorAm Common Stock are owned of record by two or more joint owners, all such owners must sign this Form of Election. If any certificates for NorAm Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Form of Election as there are different registrations of certificates.

     (c) When this Form of Election is signed by the registered holder or holders of certificates listed herein and surrendered hereby, and the Merger Consideration therefor is to be delivered to the registered holder, no endorsements on certificates or separate stock powers are required. In any other case, such holder or holders must either properly endorse the certificates surrendered or transmit properly completed separate stock powers with this Form of Election, with the signatures on the endorsement or stock powers guaranteed by an Eligible Institution (as defined below).

     (d) If this Form of Election is signed by a person other than the registered holder or holders of any shares of NorAm Common Stock represented by certificates listed herein, such certificates must be endorsed or accompanied by appropriate stock powers, in each case signed as the name or names of the registered holder or holders appears on the certificates, and the signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     (e) If this Form of Election or any certificate for NorAm Common Stock or stock powers is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Houston, evidence satisfactory to Houston their authority so to act must be submitted with this Form of Election.

     (f) Endorsements on certificates for NorAm Common Stock or signatures on stock powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

     (g) Except as otherwise provided in this Instruction 3(g), all signatures on this Form of Election must be guaranteed by a bank, brokerage firm, savings and loan association or credit union, in any case with membership in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Form of Election need not be guaranteed if this Form of Election is signed by the registered holder(s) of the NorAm Common Stock surrendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Mailing Instructions."

     4. SPECIAL PAYMENT AND MAILING INSTRUCTIONS. Electing holders of NorAm Common Stock should indicate, in the applicable box or boxes, the name and address to which certificates for Houston Common Stock or checks for cash are to be issued or sent, if different from the name and address of the person signing this Form of Election. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be set forth.

     5. GUARANTEED DELIVERY PROCEDURES. If any certificates representing shares of NorAm Common Stock with respect to which this Form of Election relates are not delivered herewith, there must be furnished a guarantee of delivery of such shares on the Guarantee of Delivery form provided above from a trust company organized in the United States, a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. A Form of Election containing such a guarantee of delivery shall be subject to the condition that the certificates covered by such guarantee are in fact delivered to the Exchange Agent no later than 5:00 p.m., New York City time, on the fourth business day after the Election Deadline. Shares of NorAm Common Stock represented by any such certificates that are not so delivered will be deemed by Houston, in its sole and absolute discretion, to be shares in respect of which either Cash Elections or Stock Elections have been made.

     6. REVOCATION OF ELECTION. Any Consideration Election may be revoked until the Election Deadline. To revoke a Consideration Election, a written notice of revocation must be received by the Exchange Agent at its address set forth on the cover of this Form of Election prior to the Election Deadline. Any such notice or revocation must (i) specify the name of the registered holder having made the Consideration Election to be revoked, (ii) identify the certificate(s) for NorAm Common Stock with respect to which the Consideration Election is to be revoked and (iii) be signed by the record holder in the same manner as the original signature on the Form of Election by which such Consideration Election was made. A new Consideration Election may be made by submitting a new Form of Election.

     7. TRANSFER TAXES. If certificates for Houston Common Stock are to be delivered to or are to be registered or issued in the name of, any person other than the registered holder of the NorAm Common Stock surrendered hereby, or if certificates for surrendered NorAm Common Stock are registered in the name of any person other than the person(s) signing this Form of Election, or if a transfer tax is imposed for any reason other than solely as a result of the surrender of certificates for NorAm Common Stock for the Merger Consideration, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the surrendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Form of Election, the amount of such transfer taxes will be billed directly to such surrendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the NorAm Common Stock listed in this Form of Election.

     8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for NorAm Common Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions as soon as possible. In the event of a mutilated, lost, stolen or destroyed certificate, certain procedures will be required to be completed before this Form of Election can be processed. Because these procedures may take a substantial amount of time to complete, notice of any mutilated, lost, stolen or destroyed certificate should be provided to the Exchange Agent as soon as possible.

     9. TAX IDENTIFICATION NUMBER. Federal income tax law generally requires that a holder whose certificates for NorAm Common Stock are surrendered for the Merger Consideration must provide Houston (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 above, which, in the case of a surrendering holder who is an individual, is his or her social security number. If the shares of NorAm Common Stock relating to this Form of Election are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer's Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. If Houston (through the Exchange Agent) is not provided with the current TIN, or if any other information is not correctly provided, such surrendering holder may be subject to up to a $500 penalty imposed by the Internal Revenue Service (plus additional penalties if a holder willfully makes a false certification). In addition, delivery to such surrendering holder of the Merger Consideration may be subject to backup withholding in an amount equal to 31% of all reportable payments. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

     Exempt holders of NorAm Common Stock (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. (In order to satisfy Houston that a foreign individual qualifies as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.) See the enclosed W-9 Guidelines for additional instructions.

     To prevent backup withholding, each electing holder of NorAm Common Stock must provide its correct TIN by completing the Substitute Form W-9 set forth above, certifying that the TIN provided is correct and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. The box in Part 3 of the Substitute Form W-9 above may be checked if the electing holder of NorAm Common Stock has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the electing holder must also complete the Certificate of Awaiting Taxpayer Identification Number contained in the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), Houston may withhold 31% of any Merger Consideration provided in exchange for the NorAm Common Stock prior to the time it is provided with a properly certified TIN. Backup withholding will continue until such holder furnishes its TIN to Houston (through the Exchange Agent).

     10. ELECTION PROCEDURE. Subject to the proration procedures described below (See Instruction 15), each record holder of shares of NorAm Common Stock (other than Dissenting Shares) outstanding immediately prior to the effective time of the Transaction (the "Effective Time") is entitled to elect to receive in respect of each such share either Cash Consideration or Stock Consideration. Alternatively, a record holder may indicate that the record holder has no preference as between Cash Consideration and Stock Consideration for such shares.

     All elections are to be made on this Form of Election. HI will issue a public announcement of the anticipated Closing Date as soon as practicable, but in no event less than five trading days prior to the Closing Date.

     Election Forms must be received by the Exchange Agent at its office set forth herein no later than 5:00 p.m., New York City time, on the trading day immediately preceding the Closing Date. To make a proper election, a holder of shares of NorAm Common Stock must have delivered to the Exchange Agent at the address specified above prior to the Election Deadline the following:

                  (a) a Form of Election properly completed in accordance with these Instructions and signed by the record holder of the shares of NorAm Common Stock as to which such election is being made; and

                  (b) either (i) the certificates for such shares or (ii) an appropriate guarantee of delivery of certificates for such shares.

     STOCKHOLDERS WHO PERFECT AN ELECTION MAY NOT RECEIVE THE ELECTED STOCK CONSIDERATION OR CASH CONSIDERATION IN FULL DUE TO PRORATION LIMITATIONS IN THE MERGER AGREEMENT (SEE INSTRUCTION 15), WHICH GENERALLY ARE DESIGNED TO EXCHANGE ONE-HALF OF THE OUTSTANDING SHARES OF NORAM COMMON STOCK FOR STOCK CONSIDERATION AND ONE-HALF OF SUCH SHARES (INCLUDING DISSENTING SHARES) FOR CASH CONSIDERATION. STOCKHOLDERS ARE ALSO URGED TO CONSIDER THE DIFFERING FEDERAL INCOME TAX CONSEQUENCES IN MAKING THE ELECTION, AS DISCUSSED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

     11. MERGER CONSIDERATION. Except for Dissenting Shares and shares owned directly or indirectly by NorAm or HI (which will be canceled at the Effective
Time), each share of NorAm Common Stock outstanding immediately prior to the Effective Time will be converted at the Effective Time into the right to receive from Houston the Merger Consideration. The Merger Consideration will consist of (i) Cash Consideration or (ii) Stock Consideration (including a corresponding number of Houston Rights).

     12. CASH CONSIDERATION. The cash amount to be paid per share of NorAm Common Stock will be $16.00. If the Transaction is not consummated by May 11, 1997, the $16.00 cash amount (but not the amount of Stock Consideration) will increase after that date by 2% (simple interest) per quarter until consummation (the "Cash Consideration"). The increase, if any, will be payable pro rata on a daily basis for the period from May 11, 1997 until consummation. Otherwise, no interest will be payable on the Merger Consideration.

     13. STOCK CONSIDERATION. The "Stock Consideration" will be determined as follows:

                  (a) If the Average Price of HI Common Stock (as defined below) is $21.25 or lower, the Stock Consideration will be 0.7529 shares of common stock, without par value, of Houston (the "Houston Common Stock");

                  (b) If the Average Price of HI Common Stock is $26.00 or greater, the Stock Consideration will be 0.6154 shares of Houston Common Stock; or

                  (c) If the Average Price of HI Common Stock is greater than $21.25 but less than $26.00, the Stock Consideration will be that portion of a share of Houston Common Stock equal to the quotient of $16.00 divided by the Average Price of HI Common Stock.

     In each case, the Stock Consideration includes a corresponding number of associated Houston Rights. The "Average Price" of HI Common Stock will be the average of the closing sales prices per share of common stock, without par value, of HI (the "HI Common Stock"), rounded to four decimal places, as reported in The Wall Street Journal's New York Stock Exchange Composite Transactions Reports, for each of the first 20 consecutive trading days in the period commencing 25 trading days prior to the Closing Date.

     HI will issue a public announcement of the Average Price of HI Common Stock and the number of shares of Houston Common Stock to be issued as Stock Consideration as soon as practicable after such amounts are determinable.

     IN MAKING AN ELECTION FOR CASH CONSIDERATION OR STOCK CONSIDERATION, STOCKHOLDERS ARE URGED TO CONSIDER THE POSSIBLE IMPACT OF THE FLUCTUATING MARKET VALUE OF HI COMMON STOCK ON THE VALUE OF TOTAL MERGER CONSIDERATION RECEIVED IN THE TRANSACTION. UNDER THE MERGER AGREEMENT, THE STOCK CONSIDERATION PER SHARE OF NORAM COMMON STOCK WILL BE FIXED AT NOT LESS THAN
0.6154 SHARES AND NOT MORE THAN 0.7529 SHARES OF HOUSTON COMMON STOCK. THIS WILL RESULT IN STOCK CONSIDERATION HAVING A VALUE OF $16.00 PER SHARE OF NORAM COMMON STOCK BASED UPON THE AVERAGE PRICE OF HI COMMON STOCK, IF THE AVERAGE PRICE OF HI COMMON STOCK IS GREATER THAN OR EQUAL TO $21.25 AND LESS THAN OR EQUAL TO $26.00. IF THE AVERAGE PRICE OF HI COMMON STOCK IS LESS THAN $21.25 PER SHARE, THE VALUE OF THE STOCK CONSIDERATION BASED UPON THE AVERAGE PRICE WILL BE LESS THAN $16.00. CONVERSELY, IF THE AVERAGE PRICE OF HI COMMON STOCK IS MORE THAN $26.00 PER SHARE, THE VALUE OF THE STOCK CONSIDERATION BASED UPON THE AVERAGE PRICE WILL BE MORE THAN $16.00. IN ANY EVENT, THERE IS NO ASSURANCE THAT THE AVERAGE PRICE (WHICH IS BASED UPON A 20-TRADING-DAY AVERAGE CLOSING SALES PRICE DETERMINED PRIOR TO THE CLOSING DATE) OF HI COMMON STOCK WILL APPROXIMATE THE ACTUAL VALUE OF HOUSTON COMMON STOCK AT THE CLOSING DATE OR AT ANY TIME THEREAFTER.

     14. ALTERNATIVE MERGERS. For purposes of this Form of Election and these Instructions, the term "Houston" also means the surviving corporation of the merger of both HI and NorAm into HL&P, if the First Alternative Merger is effected in lieu of the Basic Mergers. For purposes of this Form of Election and these Instructions, if the Second Alternative Merger is effected in lieu of the Basic Mergers, then references to Houston, Houston Common Stock and Houston Rights in this Form of Election and these Instructions shall be deemed to be references to HI, HI Common Stock and HI Rights.

     15. PRORATION. The proration provisions of the Merger Agreement are generally designed to exchange one-half of the outstanding shares of NorAm Common Stock for Stock Consideration and one-half of such shares (including Dissenting Shares) for Cash Consideration. HI has the option, in its sole discretion, to change the Cash Election Number and the Stock Election Number to more closely follow the actual elections of Stockholders so long as such modification does not prevent tax counsel to NorAm or tax counsel to HI from delivering their respective tax opinions which are conditions to consummating the Transaction. For a more complete description of the proration provisions of the Merger Agreement, see the section entitled "Proration" on pages 27 and 28 of the Joint Proxy Statement/Prospectus.

     16. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for making a Consideration Election or surrendering certificates, as well as requests for assistance or for additional copies of the Joint Proxy Statement/Prospectus or this Form of Election, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Form of Election.

     17. MISCELLANEOUS. Houston (or HL&P prior to the Effective Time) reserves the absolute right, which it may assign in whole or in part to the Exchange Agent, to determine whether Forms of Election have been properly completed, signed and submitted or revoked and to disregard immaterial defects in Forms of Election. The decision of Houston (or HL&P prior to the Effective
Time) or the Exchange Agent in such matters shall be conclusive and binding.

     NONE OF HL&P, HI, NORAM OR THE EXCHANGE AGENT WILL BE UNDER ANY OBLIGATION WHATSOEVER TO NOTIFY ANY PERSON OF ANY DEFECT IN A FORM OF ELECTION SUBMITTED TO THE EXCHANGE AGENT OR ANY OTHER IRREGULARITY IN CONNECTION WITH THE SUBMISSION OF A FORM OF ELECTION AND ACCOMPANYING DOCUMENTS, NOR WILL ANY OF THEM INCUR ANY LIABILITY FOR FAILURE TO GIVE SUCH NOTIFICATION. THE SHARES OF NORAM COMMON STOCK OF A HOLDER COVERED BY THE SUBMISSION OF A FORM OF ELECTION THAT IS DETERMINED BY HOUSTON (OR HL&P PRIOR TO THE EFFECTIVE TIME) OR THE EXCHANGE AGENT TO BE INVALID AND THAT IS NOT CORRECTED BY THE ELECTION DEADLINE WILL BE DEEMED BY HOUSTON, IN ITS SOLE AND ABSOLUTE DISCRETION, TO BE SHARES IN RESPECT OF WHICH EITHER CASH ELECTIONS OR STOCK ELECTIONS HAVE BEEN MADE. ANY DISPUTE CONCERNING THE VALIDITY OR EFFECTIVENESS OF A FORM OF ELECTION (INCLUDING ANY DISPUTES INVOLVING THE INTERPRETATION OF THESE INSTRUCTIONS) WILL BE DETERMINED BY HOUSTON (OR HL&P PRIOR TO THE EFFECTIVE TIME), WHOSE DETERMINATION WILL BE CONCLUSIVE AND BINDING.

     PLEASE RETURN THIS FORM OF ELECTION AND YOUR CERTIFICATE(S) REPRESENTING SHARES OF NORAM COMMON STOCK COVERED HEREBY TO THE EXCHANGE AGENT IN THE ENCLOSED ENVELOPE.